 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2021

Lionheart III Corp
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41011 (Commission File Number)	36-4981022 (I.R.S. Employer Identification No.)

4218 NE 2nd Avenue Miami, Florida (Address of principal executive offices)	33137 (Zip Code)

(305) 573-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	LIONU	The NASDAQ Stock Market LLC
Shares of Class A common stock included as part of the units	LION	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	LIONW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 7, 2021, Lionheart III Corp (the “Company”) announced that holders of the Company's units (the “units”), each consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “common stock”), and one-half of one redeemable warrant of the Company (the “warrant”), with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share (subject to adjustment), may elect to separately trade the shares of common stock and warrants included in its units commencing on or about December 7, 2021. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The shares of common stock and the warrants will trade on the Nasdaq Global Market under the symbols “LION” and “LIONW,” respectively. The units not separated will continue to trade on the Nasdaq Global Market under the symbol “LIONU.” Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and warrants. After separation, the shares of common stock and warrants may be recombined to create units.

A copy of the press release issued by the Company announcing the separate trading of the shares of common stock and the warrants included in the units is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 7, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONHEART iii corp

By:	/s/ Ophir Sternberg
	Name:	Ophir Sternberg
	Title:	Chief Executive Officer

Date: December 7, 2021

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